UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2009

WESTERN REFINING, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32721 (Commission File Number)	20-3472415 (IRS Employer Identification Number)

123 W. Mills Ave., Suite 200 El Paso, Texas 79901 (Address of principal executive offices)

(915) 534-1400 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On June 4, 2009, Western Refining, Inc., a Delaware corporation (the “Company”), entered into an Underwriting Agreement (the “Common Stock Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co., as representatives of the several underwriters named in Schedule A thereto (the “Common Stock Underwriters”), pursuant to which the Company agreed to issue and sell to the Common Stock Underwriters an aggregate of 23,000,000 shares of common stock, par value $0.01 per share, including 3,000,000 shares subject to the Common Stock Underwriters’ option to purchase additional shares (the “Common Stock”). Also on June 4, 2009, the Company entered into an Underwriting Agreement (the “Convertible Senior Notes Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co., as representatives of the several underwriters named in Schedule A thereto (the “Convertible Senior Notes Underwriters,” together with the Common Stock Underwriters, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Convertible Senior Notes Underwriters $230 million in aggregate principal amount of its 5.75% Senior Convertible Notes due 2014, including $30 million in aggregate principle amount of its Convertible Senior Notes subject to the Convertible Senior Notes Underwriters’ option to purchase additional Convertible Senior Notes (the “Convertible Senior Notes” and, together with the Common Stock, the “Securities”).

The Convertible Senior Notes will be governed by and issued pursuant to a Senior Indenture dated June 10, 2009 and a Supplemental Indenture dated June 10, 2009 between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee. The Company may issue additional senior debt securities from time to time pursuant to the Senior Indenture. The form of Senior Indenture was filed as Exhibit 4.1 to the Company's Registration Statement on Form S-3, File No. 333-150238 (the “Registration Statement”), and is incorporated by reference into this report on Form 8-K. The Supplemental Indenture is filed as Exhibit 4.1 to this report on Form 8-K and is incorporated by reference into the Registration Statement. The form of Convertible Senior Notes is included in Exhibit 4.1 to this report on Form 8-K and is incorporated by reference into the Registration Statement. The Securities were offered pursuant to the Company’s Registration Statement.

The Convertible Senior Notes will be the Company’s senior unsecured and unsubordinated obligations and will pay interest semi-annually in arrears at a rate of 5.75% per year.  The Convertible Senior Notes will mature on June 15, 2014.  The initial conversion rate for the Convertible Senior Notes will be 92.5926 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $10.80 per share of common stock). In lieu of delivery of shares of common stock in satisfaction of the Company’s obligation upon conversion of the Convertible Senior Notes, the Company may elect to settle conversions entirely in cash or by net share settlement.

Some of the Underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company and have received customary fees and commissions for these transactions. An affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, served as sole arranger and book manager of the Revolving Credit Agreement, the Term Loan Credit Agreement and the 2008 Letter of Credit Facility, and an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated serves as the administrative agent and a lender under those facilities. Affiliates of ABN AMRO Incorporated, Wachovia Capital Markets, LLC and BNP Paribas Securities are lenders under the Company’s Revolving Credit Agreement, affiliates of Goldman, Sachs & Co., ABN AMRO Incorporated and Wachovia Capital Markets, LLC are lenders under the Company’s Term Loan Credit Agreement, and affiliates of ABN AMRO Incorporated were lenders under the Company’s 2008 Letter of Credit Facility which was terminated on May 29, 2009. In addition, affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co. have served as financial advisors to the Company in connection with certain strategic initiatives the Company has pursued, for which they have received customary fees. The Company will use the net proceeds from the Securities offerings to repay debt outstanding under the Term Loan Credit Agreement.

The closing of the sale of the Securities occurred on June 10, 2009. The net proceeds to the Company from the sale of the Securities, after deducting the Underwriters’ discount and the estimated offering expenses payable by the Company, are approximately $363.9 million. Copies of the Common Stock Underwriting Agreement and the Convertible Senior Notes Underwriting Agreement are filed as Exhibits 1.1 and 1.2, respectively, to this Report and are incorporated by reference into the Registration Statement. The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the agreements.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information required by Item 2.03 relating to the Convertible Senior Notes, the Senior Indenture and Supplemental Indenture is contained in Item 1.01 of this Current Report on Form 8-K above and is incorporated herein by reference.

Item 8.01.   Other Events.

The Company is providing Exhibit 12.1 hereto to update its computation of ratio of earnings to fixed charges. Exhibit 12.1 included herein is incorporated by reference into the Registration Statement.

Item 9.01.   Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
Exhibit 1.1
Common Stock Underwriting Agreement dated June 4, 2009 between Western Refining, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Goldman, Sachs & Co., as representatives of the several underwriters named in Schedule A thereto.

Exhibit 1.2
Convertible Senior Notes Underwriting Agreement dated June 4, 2009 between Western Refining, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Goldman, Sachs & Co., as representatives of the several underwriters named in Schedule A thereto.

Exhibit 4.1	Supplemental Indenture dated June 10, 2009 between Western Refining, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.
Exhibit 4.2	Form of Convertible Senior Note (included in Exhibit 4.1)
Exhibit 5.1	Opinion of Davis Polk & Wardwell
Exhibit 8.1	Tax Opinion of Davis Polk & Wardwell relating to the Common Stock
Exhibit 8.2	Tax Opinion of Davis Polk & Wardwell relating to the Convertible Senior Notes
Exhibit 12.1	Computation of Ratios
Exhibit 23.1	Consent of Davis Polk & Wardwell (included in Exhibit 5.1)
Exhibit 23.2	Consent of Davis Polk & Wardwell (included in Exhibit 8.1)
Exhibit 23.3	Consent of Davis Polk & Wardwell (included in Exhibit 8.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.

By:	/s/ Lowry Barfield
Name:	Lowry Barfield
Title:	Senior Vice President – Legal, General Counsel and Secretary

Dated: June 10, 2009